Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Flameret, Inc., a Wyoming corporation (the “Company”), on Form 10-K for the year ending August 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, John Meredith, CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  February 1, 2013

/s/ John Meredith

John Meredith – Chief Financial Officer and Chief Accounting Officer